Exhibit 32.2

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350 AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of iWallet Corp. (the “registrant”) on Form 10-K for the year ended December 31, 2025, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Steven Cabouli, Chief Financial Officer of the registrant, certify, pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of this Sarbanes Oxley Act of 2002, that, to my knowledge:

(1)The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities and Exchange Act of 1934; and

(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the registrant at the dates and for the periods indicated.

/s/ Steven Cabouli

Steven Cabouli

Chief Financial Officer

(Principal Financial/Accounting Officer)

March 26, 2026